UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 7, 2019
Kemper Corporation
(Exact name of registrant as specified in its charter)

Commission File Number: 001-18298

DE	95-4255452
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
200 E. Randolph Street, Suite 3300, Chicago, IL 60601
(Address of principal executive offices, including zip code)
312-661-4600
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	KMPR	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of
the Exchange Act.    ☐

Section 5. - Corporate Governance and Management.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On August 7, 2019, the Board of Directors (“Board”) of Kemper Corporation ("Company") approved amendments to the Company’s Amended and Restated Bylaws (“Bylaws”), which became effective at the close of business on August 7, 2019. The amendments made the following changes to the Bylaws:

•	Revised Article II, Section 1 to expand the circumstances in which stockholder meetings may be held by remote communication;

•	Revised Article II, Section 2 to specify that the default date for the annual meeting of stockholders shall be the first Wednesday of May;

•
Revised Article II, Section 7 to specify that the Company, rather than the officer who has charge of the stock ledger, will make available before a stockholders meeting a complete list of stockholders entitled to vote at the meeting;

•	Revised Article II, Section 10 to specify that:

◦	an executed proxy will be irrevocable if it states that it is irrevocable and is coupled with an interest sufficient in law to support an irrevocable power;

◦
a proxy is suspended when the person executing the proxy votes at a meeting of the shareholders, unless the proxy is coupled with an interest and the fact of the interest appears on the face of the proxy, in which case the agent named in the proxy will continue to have all voting and other rights referred to in the proxy;

◦	all proxies must be verified by the Secretary or the Secretary’s designee at or in advance of a meeting before voting may commence at the meeting; and

◦	proxies need not be limited to a specified action, but a proxy limited to a particular meeting will not be valid after the meeting concludes.

•
Revised Article V, Section 1 to eliminate the requirement that the Board designate the officers to be considered the Company’s “executive officers" as defined by rules promulgated under the Securities Exchange Act of 1934;

•
Revised Article VI, Section 2 to allow stock certificates to be signed by any two of the officers specified or otherwise authorized by the Board, as opposed to the prior requirement that the two officers who sign the certificate must be from two different specified officer groups;

•	Revised Article IX(a)(ii)-(iv) to modify the forum selection clause to include claims against agents of the Company; and

•	The amendments also include non-substantive wording and formatting changes in several sections.

The foregoing summary of the amendments to the Bylaws is qualified in its entirety by reference to the full text of the Bylaws, a copy of which is filed as Exhibit 3.1 to this report and incorporated herein by reference.
Section 9. – Financial Statements and Exhibits.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Exhibit Description
3.1	Amended and Restated Bylaws of Kemper Corporation dated as of August 7, 2019

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kemper Corporation

Date:	August 8, 2019	/s/ C. Thomas Evans, Jr.
C. Thomas Evans, Jr.
Executive Vice President, Secretary & General Counsel